UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  September 16, 2004
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                                 CopyTele, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-11254                           11-2622630
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        (Commission File Number)        (IRS Employer Identification No.)


            900 Walt Whitman Road, Melville, NY                11747
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         (Address of Principal Executive Offices)           (Zip Code)

                                 (631) 549-5900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
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On September 16, 2004, CopyTele, Inc. entered into a modification of its Long
Term Agreement with Boeing Satellite Systems International, Inc. allowing Boeing to provide CopyTele's encryption products for use over the Boeing-built Thuraya satellite communications network. Under the modification, Boeing will be the exclusive distributor of CopyTele's DCS-1400-D (docker encryption device), USS-900T (satellite fax encryption device), USS-900TL (landline to satellite fax encryption device), USS-900WF (satellite and cellular fax encryption device), and USS-900WFL (landline to satellite and cellular fax encryption device) products. Customers desiring to purchase such products will be able to find authorized Boeing sales information under the "Encryption Products" link on CopyTele's website, www.copytele.com.

There is no material relationship between CopyTele or any of its affiliates, on the one hand, and Boeing, on the other, except for the Long Term Agreement.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COPYTELE, INC.

                                             By: /s/ Denis A. Krusos
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                                             Denis A. Krusos
                                             Chairman of the Board,
Date: September 22, 2004                     Chief Executive Officer



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